                                                                   EXHIBIT 10.71

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[      ]") OR OTHERWISE
IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                   AMENDMENT

     This Amendment (the "AMENDMENT") is made and entered into as of the 1st day of April, 1996 (the "EFFECTIVE DATE") to that certain Carrier Digital Services Agreement dated as of September 1, 1995 (the "AGREEMENT") made by and between WorldCom Network Services Inc. d/b/a WilTel ("WILTEL") and (i) Associated Communications Companies of America ("ACCA"), and (ii) the individual1 members of ACCA which are listed on Appendix A hereto (individually referred to as a "MEMBER"). In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control. References to "CUSTOMER" shall refer collectively to ACCA and to all ACCA Members and to each Member individually:

                               R E C I T A L S:

     A. ACCA has added two (2) members, Consolidated Communications, Inc. ("CNI") and U.S. Long Distance ("USLD"), as Members ,

     B. Pursuant to the Agreement, ACCA desires to allow CNI and USLD to purchase Interexchange Services under the Agreement.

     C. WilTel agrees to add CNI and USLD as Members under the Agreement pursuant to the terms and conditions contained herein.

     NOW THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agrees as follows:

     1. ADDITION OF MEMBERS: Each of CNI and USLD have been previously provided a copy of the Agreement and have read and understand the terms and conditions contained therein. By execution of this Amendment , each of CNI and USLD agree to be liable under such Agreement as if they were each an original party to the Agreement, including without limitation, the requirement imposed on all Members to allocate a Delinquent Member's portion of Customer's Commitment among all other Members as described in Section 18 of the Agreement. Further, by execution of this Amendment, all other Members consent to the addition of CNI and USLD as parties to the Agreement.

     2. PRIOR AGREEMENT: The parties acknowledge that there currently exists a Carrier Digital Services Agreement between CNI and WilTel (the "PRIOR CNI AGREEMENT") which provide for a take-or-pay commitment of [_______]from the Effective Date of this Amendment through and including March 31, 1997. As of the Effective Date of this Amendment, the Prior CNI Agreement will be canceled and of no further force or effect and the parties to the Prior CNI Agreement shall be released from all liability thereunder with the exception of certain obligations arising under the Prior CNI Agreement which are intended to survive, such as, payment for services provided thereunder and rights of confidentiality and indemnity. Neither ACCA, nor any individual Member of ACCA other

                             Page 1 of 6                      CONFIDENTIAL
                                                              ------------
than CNI, shall have any liability or obligation whatsoever with respect to the Prior CNI Agreement.

     3. CUSTOMER'S COMMITMENT: The parties agree to substitute Subsection 9(A) of the Agreement to read in its entirety as follows:

     (A) Commencing as of the Effective Date and continuing through the end of the Term (the "COMMITMENT PERIOD") Customer agrees to maintain, on a take-or-pay basis, Monthly Recurring Interexchange Service Charges of at least $553,450 ("CUSTOMER'S COMMITMENT"). It is further understood by the parties that certain Members have individually committed for a certain portion of Customer's Commitment as further described in the Amended and Restated Commitment Schedule. Provided, however, nothing contained herein shall be construed as to make ACCA directly liable to WilTel for the Monthly Recurring Interexchange Service Charges of any individual Member or to make any Member directly liable to WilTel for the Monthly Recurring Interexchange Service Charges of any other individual Member.

     4. LETTER OF CREDIT: In accordance with Subsection 17(C) of the Agreement, upon execution of this Amendment, CNI agrees to provide WilTel with a letter of credit equal to $103,450 unless such requirement is waived by WilTel or some other security arrangement acceptable to WilTel is agreed to by the parties.

     5. OTHER TERMS AND CONDITIONS: Except to the extent specifically modified by this Amendment, the remaining terms and conditions contained in the Agreement shall be in full force and effect through the remainder of the Term.

     6. COUNTERPARTS: This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                          WORLDCOM NETWORK SERVICES, INC.
                          d/b/a WilTel


                          By: /s/ Charles M. Cole
                             -----------------------------------------
                                            (Signature)

                            Charles M. Cole
                          --------------------------------------------
                                            (Print Name)

                            Vice President Carrier Sales
                          --------------------------------------------
                                            (Title)


                                  Page 2 of 6                 CONFIDENTIAL
                                                              ------------

                           ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA


                           By:               /s/ Mike Newkirk
                               -------------------------------------------------
                                                 (Signature)
                                                 Mike Newkirk
                           -----------------------------------------------------
                                               (Print Name)
                                              Vice President
                           -----------------------------------------------------
                                                  (Title)

                           ACC LONG DISTANCE CORPORATION


                           By:               /s/ Michael La France
                               -------------------------------------------------
                                                 (Signature)

                                                 Michael La France
                           -----------------------------------------------------
                                               (Print Name)

                                                 President
                           -----------------------------------------------------
                                                  (Title)


                           ATX TELECOMMUNICATIONS AND SERVICES


                           By:               /s/ Scott Dulin        4.8.96
                               -------------------------------------------------
                                                 (Signature)

                                                 SCOTT DULIN
                           -----------------------------------------------------
                                                 (Print Name)

                                           DIR. BUS. OPERATIONS.
                           -----------------------------------------------------
                                                  (Title)

                           Page 3 of 6                              CONFIDENTIAL
                                                                    ------------

                                BUSINESS TELECOM, INC.

                                By: /s/ Mike Newkirk
                                   -----------------------------------
                                            (Signature)

                                   Mike Newkirk
                                --------------------------------------
                                            (Print Name)

                                   Exec V.P.
                                --------------------------------------
                                            (Title)


                                CINCINNATI BELL LONG DISTANCE, INC.

                                By: /s/ Barry L. Nelson
                                   -----------------------------------
                                            (Signature)

                                   Barry L. Nelson
                                --------------------------------------
                                            (Print Name)

                                   President and CEO
                                --------------------------------------
                                            (Title)


                                CONSOLIDATED COMMUNICATIONS INC.

                                By:  /s/ Brian L. Carr
                                   -----------------------------------
                                            (Signature)

                                   BRIAN L. CARR
                                --------------------------------------
                                            (Print Name)

                                  V.P./G.M.
                                --------------------------------------
                                            (Title)

                                  Page 4 of 6                  CONFIDENTIAL
                                                               ------------

                                LONG DISTANCE SAVERS, INC.


                                By:/s/ Chris Chelette
                                   -----------------------------------
                                            (Signature)

                                   Chris Chelette
                                --------------------------------------
                                            (Print Name)

                                   Vice President
                                --------------------------------------
                                            (Title)


                                NATIONAL TELECOMMUNICATIONS OF FLORIDA

                                By:/s/ James M. Mansour
                                   -----------------------------------
                                            (Signature)

                                   James M. Mansour
                                --------------------------------------
                                            (Print Name)

                                   President
                                --------------------------------------
                                            (Title)

                                DELTA COMM, INC.

                                By:/s/ Tom Mullis
                                   -----------------------------------
                                            (Signature)

                                   Tom Mullis
                                --------------------------------------
                                            (Print Name)

                                   COO
                                --------------------------------------
                                            (Title)

                                  Page 5 of 6                   CONFIDENTIAL
                                                                ------------

                           TELEFONICA LARGA DISTANCIA DE PUERTO RICO, INC.


                           By:                /s/ Hector M. Lugo
                               -------------------------------------------------
                                                 (Signature)

                                                Hector M. Lugo
                           -----------------------------------------------------
                                                 (Print Name)

                                                   President
                           -----------------------------------------------------
                                                    (Title)


                           U.S. LONG DISTANCE, INC.


                           By:                /s/ James S. Speirs
                               ---------------------------------------------
                                                (Signature)

                                                JAMES S. SPEIRS
                           -----------------------------------------------------
                                                 (Print Name)

                                            SENIOR VICE PRESIDENT
                           -----------------------------------------------------
                                                    (Title)

                             AMENDED AND RESTATED
                              COMMITMENT SCHEDULE


                     Company                                                   Commitment
                     -------                                                   ----------
                     ACC Long Distance Corporation                              [_______]

                     ATX Telecommunications and Services                        [_______]

                     Business Telecom, Inc.                                     [_______]

                     Cincinnati Bell Long Distance, Inc.                        [_______]

                     Consolidated Communications, Inc.                          [_______]

                     Delta Comm, Inc.                                           [_______]

                     Long Distance Savers, Inc.                                 [_______]

                     National Telecommunications of Florida                     [_______]

                     Telefonica Larga Distancia de Puerto Rico, Inc.            [_______]

                     U.S. Long Distance                                         [_______]
                                                                                ---------
                     TOTAL                                                      [_______]


                           Page 6 of 6                              CONFIDENTIAL
                                                                    ------------